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                                                                   Exhibit 10.39

                                  May 10, 2002


Bank One, NA
(Main Office Chicago)
1 Bank One Plaza, Suite IL 1-0594, 19/th/ Floor
Chicago, IL 60670-0594

       Re:  AmeriCredit One Trust - Security and Funding Agreement - Termination

Ladies and Gentlemen:

       Reference is made to that certain Security and Funding Agreement, dated as of May 31, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement"), by and among AmeriCredit One Trust, as borrower (the "Borrower"), Bank One, NA (Main Office Chicago), as Administrative Agent, Bank One, NA (Main Office Columbus), as Collateral Agent and Securities Intermediary, and the several secured parties party thereto from time to time. Unless otherwise defined herein, all terms used herein which are defined in the Agreement shall have the meanings assigned thereto in the Agreement.

       Pursuant to Section 9.7 of the Agreement, the Borrower hereby notifies you that the Commitment Expiry Date shall be the date hereof and on such date, the Secured Parties shall have received payment and performance in full of all Secured Obligations, and no amounts remain due and owing by the Borrower, the Sellers or the Servicer to the Administrative Agent and the Secured Parties under any Basic Agreement; provided, however, that if the Agreement provides that any term thereof shall survive termination of the Agreement, such term shall survive termination of the Agreement hereby.

                                 Very truly yours,

                                 AMERICREDIT ONE TRUST
                                 By: Deutsche Bank Trust Company Delaware,
                                     formerly known as Bankers Trust (Delaware),
                                     not in its individual capacity but solely
                                     as Trustee


                                 By: _____________________________________
                                     Name:
                                     Title: